Exhibit 99.1


           SERIES A PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

      This Agreement (the "Agreement") is made as of the 17th day of February, 2006 by and among Farmstead Telephone Company, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached to this Agreement (each a "Purchaser" and together the "Purchasers").

      The parties hereby agree as follows:

      1.    Purchase and Sale of Preferred Stock and Warrants.

            1.1   Sale and Issuance of Series A Preferred Stock and
                  Warrants.

                  (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Initial Closing (as defined below) the Certificate of Designations in the form of Exhibit B attached to this Agreement (the "Certificate of Designations").

                  (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of units ("Units") set forth opposite each Purchaser's name on Exhibit A, each Unit to consist of (i) one share of the Company's Series A Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), and (ii) a Warrant to purchase five shares of the Company's Common Stock, $.001 par value per share ("Common Stock"). The purchase price for each Unit shall be $17.00.

            1.2   Closing; Delivery.

                  (a) The initial purchase and sale of the Units shall take place remotely via the exchange of documents and signatures, at 10:00 a.m., on February 17, 2006, or at such other time and place as the Company and the initial Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Initial Closing"). In the event that, pursuant to Section 1.3, there is more than one closing, the term "Closing" shall apply to each such closing unless otherwise specified. The minimum aggregate purchase price for the Units sold at the Initial Closing shall be $500,000 in cash.

                  (b) At each Closing, the Company shall deliver to each Purchaser a certificate representing the Shares and the Warrant being purchased by such Purchaser at such Closing against payment of the purchase price therefor by check payable to the Company, by wire transfer to a bank account designated by the Company, by cancellation or conversion of indebtedness of the Company to Purchaser, including interest, or by any combination of such methods.

            1.3   Sale of Additional Units.

                  (a) After the Initial Closing and prior to the Second Closing (as defined below), the Company may sell, on the same terms and conditions as those contained in this Agreement, at one or more additional Closings, additional Units (the "Additional Units") to one or more purchasers (the "Additional Purchasers"). Exhibit A to this Agreement shall be updated to reflect the number of Additional Units purchased at each such Closing and the parties purchasing such Additional Units. The aggregate number of Additional Units that can be sold pursuant to this
Section 1.3(a) shall be $4,000,000 minus the aggregate sale price of the Units sold at the Initial Closing, divided by the per Unit purchase price.

                  (b) On or before April 17, 2006, the Company may sell, on the same terms and conditions as those contained in this Agreement, additional Units (the "Secondary Units") to one or more purchasers (the "Secondary Purchasers"). The date of the purchase and sale of the Secondary Units is referred to in this Agreement as the "Second Closing." Exhibit A to this Agreement shall be updated to reflect the number of Secondary Units purchased at such Second Closing and the Secondary Purchasers purchasing such Secondary Units. The aggregate number of Secondary Units that can be sold at the Second Closing pursuant to this
Section 1.3(b) shall be $4,000,000 minus the aggregate sale price of the Units sold at the Initial Closing and Additional Units sold pursuant to
Section 1.3(a), divided by the per Unit purchase price.

            1.4 Defined Terms Used in this Agreement. In addition to the terms defined elsewhere, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

            "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any partner, officer, director, member or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

            "Certificate of Incorporation" means the Company's Certificate of Incorporation, as amended and in effect from time to time, including without limitation the Certificate of Designations.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Company Intellectual Property" means all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes used, or as are necessary, to the conduct of the Company's business as now conducted and as presently proposed to be conducted.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Investors' Rights Agreement" means the agreement between the Company and the Purchasers dated as of the date of the Initial Closing, in the form of Exhibit C attached to this Agreement.

            "Key Employee" means any officer or executive-level employee, as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

            "Knowledge," including the phrase "to the Company's knowledge," shall mean the actual knowledge, after reasonable investigation, of the officers of the Company.

            "Material Adverse Effect" means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company.

            "Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.

            "Purchaser" means each of the Purchasers who is initially a party to this Agreement and any Additional Purchaser and Secondary Purchaser who becomes a party to this Agreement at a subsequent Closing under Section 1.3.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Shares" means the shares of Series A Preferred Stock issued at the Initial Closing and at any subsequent Closing under Section 1.3.

            "Transaction Agreements" means this Agreement, the Investors' Rights Agreement and the Warrants.

            "Warrants" means the Warrants issued at the Initial Closing and at any subsequent Closing under Section 1.3, in the form attached as Exhibit D.

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

      2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule to this Agreement which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the date of the Initial Closing, except as otherwise indicated. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any section or subsection of the Disclosure Schedule shall qualify other sections and subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

            For purposes of these representations and warranties (other than those in Sections 2.2 and 2.3), the term "the Company" shall include any Subsidiaries (as defined below) of the Company, unless otherwise noted herein.

            2.1 Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

            2.2 Capitalization. The authorized capital of the Company consists, immediately prior to the Initial Closing, of:

                  (a) 30,000,000 shares of Common Stock, 3,817,132 shares of which are issued and outstanding immediately prior to the Initial Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Company holds no treasury stock and no shares of Series A Preferred Stock in its treasury.

                  (b) 2,000,000 shares of Preferred Stock, of which 355,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate of Designations and as provided by the general corporation law of the jurisdiction of the Company's incorporation.

                  (c) The Company has reserved an aggregate of 3,919,241 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its Stock Option Plan and Employee Stock Purchase Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Stock Plans"). Of such reserved shares of Common Stock, 1,234,122 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plans. The Company has made available to the Purchasers complete and accurate copies of the Stock Plans and forms of agreements used thereunder.

                  (d) Except for (A) the Warrants and the conversion privileges of the Shares to be issued under this Agreement, (B) the rights provided in Section 4 of the Investors' Rights Agreement, and (C) the securities and rights described in Sections 2.2(a) and (c) of this Agreement and Section 2.2(d) of the Disclosure Schedule, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Series A Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Series A Preferred Stock.

                  (e) None of the Company's stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. No stock options, stock appreciation rights or other equity-based awards issued or granted by the Company are subject to the requirements of Section 409A of the Code. Except as set forth in the Certificate of Designations, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

            2.3 Subsidiaries. Section 2.3 of the Disclosure Schedule lists each corporation, partnership, trust, joint venture, limited liability company, association, or other business entity owned or controlled, in whole or in part, directly or indirectly, by the Company ("Subsidiaries"), including its name, jurisdiction of formation, and ownership. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the state of its formation, has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. The Company is not a participant in any joint venture, partnership or similar arrangement.

            2.4 Authorization. The Company has full power and authority to enter into the Transaction Agreements, and to issue the Shares and Warrants at the Closing and the Common Stock issuable upon conversion of the Shares and exercise of the Warrants. No consent, approval or vote of the stockholders of the Company is required in order for the Company to authorize, execute or perform its obligations under the Transaction Agreements, to issue the Shares and Warrants at the Closing, or to issue shares of Common Stock upon conversion of the Shares or exercise of the Warrants. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

            2.5 Valid Issuance of Shares and Warrants. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. The Warrants, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement and subject to the filings described in Section 2.6(ii) below, the Shares and Warrants will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the

Shares and exercise of the Warrants has been duly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations or Warrants, as applicable, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable federal and state securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in Section 3 of this Agreement, and subject to Section 2.6 below, the Common Stock issuable upon conversion of the Shares and exercise of the Warrants will be issued in compliance with all applicable federal and state securities laws.

            2.6 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Certificate of Designations, which will have been filed as of the Initial Closing, and (ii) filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

            2.7 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company's knowledge, currently threatened (i) against the Company or any director or Key Employee of the Company; (ii) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (iii) to the Company's knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company's knowledge, any of its officers or directors, is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their services provided in connection with the Company's business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

            2.8 Intellectual Property. The Company owns or possesses or can acquire on commercially reasonable terms sufficient legal rights to all Company Intellectual Property without any known conflict with, or infringement of, the rights of others. To the Company's knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company's business. To the Company's knowledge, it will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company's business as now conducted and as presently proposed to be conducted. Section 2.8 of the Disclosure Schedule lists all Company Intellectual Property. The Company has not embedded any open source, copyleft or community source code in any of its products generally available or in development, including but not limited to any libraries or code licensed under any General Public License, Lesser General Public License or similar license arrangement. For purposes of this Section 2.8, the Company shall be deemed to have knowledge of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws.

            2.9 Compliance with Other Instruments and Law. The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, (ii) of any instrument, judgment, order, writ or decree issued against the Company, (iii) under any note, indenture or mortgage to which it is party, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Disclosure Schedule, or (v) of or under any law, statute, rule or regulation applicable to the Company, the violation of which law, statute, rule or regulation would have a Material Adverse Effect. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements will be exempt from all antitakeover, business combination, control share and other similar statutes, rules and regulations and will not result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

            2.10 Private Placement Memorandum. The Private Placement Memorandum prepared by the Company and delivered to the Purchasers in connection herewith (i) was, when provided to the Purchasers, and is, accurate and complete and (ii) did not, when provided to the Purchasers, and does not, contain any statement which is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading.

            2.11 SEC Filings. The Company has filed all registration statements, forms, reports and other documents required to be filed by the Company with the SEC since January 1, 2003, and has made available to the Purchaser copies of all registration statements, forms, reports and other documents filed by the Company with the SEC since such date, all of which are publicly available on the SEC's EDGAR system. All such registration statements, forms, reports and other documents (including those that the Company may file after the date hereof until the final Closing) are referred to herein as the "Company SEC Reports." The Company SEC Reports
(i) were or will be filed on a timely basis, (ii) at the time filed, were or will be prepared in compliance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports, and (iii) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Reports or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.

            2.12  Agreements; Actions.

                  (a) Except for the Transaction Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 within a calendar year, (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                  (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $500,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

            2.13  Certain Transactions.

                  (a) Other than (i) standard employee benefits generally made available to all employees and (ii) the purchase of shares of the Company's capital stock and the issuance of options to purchase shares of the Company's Common Stock, in each instance, approved in the written minutes of the Board of Directors (previously provided to the Purchasers or their counsel), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or Key Employees, or any Affiliate thereof.

                  (b) The Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company's directors, officers or employees, or any members of their immediate families, or any Affiliate of the foregoing (i) are, directly or indirectly, indebted to the Company or, (ii) to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that directors, officers or employees or stockholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with the Company.

            2.14 Rights of Registration and Voting Rights. Except as provided in the Investors' Rights Agreement, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company's knowledge, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

            2.15 Absence of Liens. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.

            2.16 Financial Statements. The Company has made available to each Purchaser its audited and unaudited financial statements contained in any Company SEC Report since January 1, 2005 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2005, (ii) obligations under contracts and commitments incurred in the ordinary course of business and (iii) liabilities and obligations of a type or nature not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles and applicable law. Since September 30, 2005, there have not been any events or circumstances of any kind that have had or could reasonably be expected to result in a Material Adverse Effect.

            2.17 Employee Matters. To the Company's knowledge, no Key Employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as a Key Employee, nor does the Company have a present intention to terminate the employment of any of the foregoing. With respect to each employee benefit plan maintained, established or sponsored by the Company, or which the Company participates in or contributes to, which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Company has made all required contributions and has no liability to any such employee benefit plan, other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, and has complied in all material respects with all applicable laws for any such employee benefit plan.

            2.18 Tax Returns and Payments. There are no federal, state, county, local or foreign taxes dues and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

            2.19 Insurance. The Company has in full force and effect fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

            2.20 Permits. The Company and each of its Subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

            2.21 Corporate Documents. The Certificate of Incorporation and Bylaws of the Company are in the form provided to the Purchasers. The copy of the minute books of the Company have been made available to the Purchasers.

            2.22 Real Property Holding Corporation. The Company is not now and has never been a "United States real property holding corporation" as defined in the Code and any applicable regulations promulgated thereunder. The Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under such regulations.

            2.23 Disclosure. No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

      3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

            3.1 Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which such Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

            3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Shares and Warrants to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares or Warrants. The Purchaser has not been formed for the specific purpose of acquiring the Shares or Warrants.

            3.3 Restricted Securities. The Purchaser understands that the Shares and Warrants have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Shares and Warrants are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, the Common Stock into which Shares may be converted, the Warrants or the Warrant Shares for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            3.4 Legends. The Purchaser understands that the Shares, Warrant Shares and any securities issued in respect of or exchange for the Shares or Warrant Shares, may bear one or all of the following legends:

                  (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR

HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER ALL APPLICABLE ACTS."

                  (b) Any legend set forth in, or required by, the other Transaction Agreements.

                  (c) Any legend required by the securities laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

            3.5 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

            3.6 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares or Warrants. Such Purchaser's subscription and payment for and continued beneficial ownership of the Shares and Warrants will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

            3.7 No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares and Warrants.

            3.8 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling Persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares and Warrants.

            3.9 Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on Exhibit A; provided that to the extent such Purchaser lists a foreign address, such Purchaser hereby further represents that it has no place of business or residence within the United States of America.

      4. Conditions to the Purchasers' Obligations at Closing. The obligations of each Purchaser to purchase Units at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

            4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects as of such Closing, except that any such representations and warranties shall be true and correct in all respects where such representation and warranty is qualified with respect to materiality.

            4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

            4.3 Compliance Certificate. The President of the Company shall deliver to the Purchasers at such Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

            4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares and Warrants pursuant to this Agreement shall be obtained and effective as of such Closing.

            4.5 Opinion of Company Counsel. The Purchasers shall have received from Gesmer Updegrove LLP, counsel for the Company, an opinion, dated as of the date of such Closing, in a form mutually acceptable to such counsel and counsel for the Purchasers.

            4.6 Board of Directors. As of the Initial Closing, the authorized size of the Board shall be eight, including one board seat reserved for the Series A Director (as defined in the Certificate of Designations).

            4.7 Investors' Rights Agreement. The Company and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser's performance hereunder) and the other stockholders of the Company named as parties thereto shall have executed and delivered the Investors' Rights Agreement.

            4.8 Certificate of Designations. The Company shall have filed the Certificate of Designations with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

            4.9 Secretary's Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate certifying (i) the Certificate of Incorporation and Bylaws of the Company and (ii) resolutions of the Board of Directors of the Company approving the Transaction Agreements, the transactions contemplated under the Transaction Agreements and the Certificate of Designations.

            4.10 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

            4.11 Preemptive Rights. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of any preemptive or similar rights directly or indirectly affecting any of its securities.

      5. Conditions of the Company's Obligations at Closing. The obligations of the Company to sell Units to the Purchasers at the Initial Closing or any subsequent Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            5.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects as of such Closing.

            5.2 Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

            5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares and Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

            5.4 Payments. The Purchasers shall have delivered to the Company all such payments for the Units as indicated in Exhibit A hereto.

      6.    Miscellaneous.

            6.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall terminate on the third (3rd) anniversary of the final Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

            6.4 Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.6 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified,
(b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
(d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.6. A copy of any notice or other communication given to any Purchaser shall also be given to C.P. Baker Securities, Inc., 99 High Street, 7th Floor, Boston, MA 02110,
Attn: General Counsel, and to Gehrke, Gish & Umana LLP, Two Faneuil Hall Marketplace, South Market Building, 4th Floor, Boston, MA, 02109, Attn:
William S. Gehrke, Esq. A copy of any notice or other communication given to the Company shall also be given to Gesmer Updegrove LLP, 40 Broad Street, Boston, MA 02109, Attn: Sam Kim, Esq. and Henry E. Knoblock, III, Esq.

            6.7 No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction, other than amounts paid or payable to C.P. Baker Securities, Inc. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            6.8 Fees and Expenses. At the Closing, the Company shall pay the reasonable fees and expenses of Gehrke, Gish & Umana LLP, outside special counsel for the Purchasers, in an amount not to exceed, in the aggregate, $25,000.

            6.9   Amendments and Waivers.  Except as set forth in Section
1.3 of this Agreement, any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and (i) the holders of a majority of the then-outstanding Shares, shares issued upon conversion of the Shares, Warrants and Warrant Shares, voting together as a class and assuming for this purpose the exercise of all Warrants and conversion of all Shares, or (ii) for an amendment, termination or waiver effected prior to the Initial Closing, Purchasers obligated to purchase a majority of the Units to be issued at the Initial Closing. Any amendment or waiver effected in accordance with this Section
6.9 shall be binding upon the Purchasers and each transferee of Shares, shares issued upon conversion of Shares, Warrants and Warrant Shares, each future holder of all such securities, and the Company.

            6.10 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            6.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            6.12 Entire Agreement. This Agreement (including the Exhibits hereto), the Certificate of Designations and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

            6.13 No Commitment for Additional Financing. The Company acknowledges and agrees that no Purchaser has made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Units as set forth herein and subject to the conditions set forth herein. In addition, the Company acknowledges and agrees that (i) no statements, whether written or oral, made by any Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (ii) the Company shall not rely on any such statement by any Purchaser or its representatives and (iii) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by such Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement. Each Purchaser shall have the right, in it sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company, and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

                [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.


                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                        (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Sotomar - Empreendimentos
                                       Industriais e Imobiliarios, SA
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Americo Ferreira Amorim
                                           --------------------------------

                                       Name: Americo Ferreira Amorim
                                             ------------------------------
                                                     (print)

                                       Title: Board Member
                                              -----------------------------

                                       By: /s/ Maria Claudia Ramos Amorim
                                               Barroca Olivera
                                               ----------------------------

                                       Name: Maria Claudia Ramos Amorim
                                             Barroca Olivera
                                             ------------------------------
                                                      (print)
                                       Title: Board Member
                                              -----------------------------

                                       Address:

                    SIGNATURE PAGE TO PURCHASE AGREEMENT


      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       William A. Boyd
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ William A. Boyd
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)
                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Suzy Ulrich
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Suzy Ulrich
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Richard J, Cranmer
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Richard J, Cranmer
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Wanita S.A.
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Wambe A. Tamary
                                           --------------------------------

                                       Name: Wambe A. Tamary
                                             ------------------------------
                                                        (print)

                                       Title: Agent in fact by special
                                              power of attorney
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Thomas W. Barrett
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Thomas W. Barrett
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Case Holding Co., Inc.
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Cy J. Case
                                           --------------------------------

                                       Name: Cy J. Case
                                             ------------------------------
                                                        (print)

                                       Title: President
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Allan C. Sorensen
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Allan C. Sorensen
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Chuck and Joy Hartz
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Chuck Hartz   /s/ Joy Hartz
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Hartz Family Foundation
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Chuck Hartz
                                           --------------------------------

                                       Name: Chuck Hartz
                                             ------------------------------
                                                        (print)

                                       Title: Trustee
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Barton Ferris Jr.
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Barton P. Ferris
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       William Harner
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ William Harner
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Michael Bloch
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Michael Bloch
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Robert A. Smith
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Robert A. Smith
                                           --------------------------------

                                       Name: Robert A. Smith
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Robert H. Gillman
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Robert H. Gillman
                                           --------------------------------

                                       Name: Robert H. Gillman
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Julian Eaton
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By:
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Julian F & Mary J Eaton Joint Ten.
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By:
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Robert H. Chanson
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ R Chanson
                                           --------------------------------

                                       Name: Robert H. Chanson
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Joan K. Robertson
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Joan K. Robertson
                                           --------------------------------

                                       Name: Joan K. Robertson
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Robert B. Rowley
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By:
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       William M Goatley Revocable Trust
                                       DTD 05/09/89
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ William Goatley
                                           --------------------------------

                                       Name: William M Goatley
                                             ------------------------------
                                                        (print)

                                       Title: Trustee
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       MidSouth Investor Fund LP
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Lyman O. Heidtke
                                           --------------------------------

                                       Name: Lyman O. Heidtke
                                             ------------------------------
                                                        (print)

                                       Title: General Partner
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Ronald C. Smiley
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Ronald C. Smiley
                                           --------------------------------

                                       Name: Ronald C. Smiley
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Lewis Opportunity Fund, LP
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ W. Austin Lewis IV
                                           --------------------------------

                                       Name: W. Austin Lewis IV
                                             ------------------------------
                                                        (print)

                                       Title: Portfolio Manager/General
                                              Partner
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Sat P. Dewan
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Sat P. Dewan
                                           --------------------------------

                                       Name: Sat P. Dewan
                                             ------------------------------
                                                        (print)

                                       Title: self
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Dewan Retirement Plan Trust
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Sat P. Dewan
                                           --------------------------------

                                       Name: Sat P. Dewan
                                             ------------------------------
                                                        (print)

                                       Title: Trustee
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Richard Dwayne Roberson
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Richard Dwayne Roberson
                                           --------------------------------

                                       Name: Richard Dwayne Roberson
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       O.T. Finance, SA
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Lucien I. Levy, U.S.
                                           Representative
                                           --------------------------------

                                       Name: Lucien I. Levy
                                             ------------------------------
                                                        (print)

                                       Title: U.S. Representative
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Robert W. Russell
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Robert W. Russell
                                           --------------------------------

                                       Name: Robert W. Russell
                                             ------------------------------
                                                        (print)

                                       Title: self-employed
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Joseph & Kimberly Greenspan
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/ Joseph Greenspan
                                           --------------------------------

                                       Name: Joseph Greenspan
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Thomas Link
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Thomas Link
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       NITE Capital LP
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Keith A. Goodman
                                           --------------------------------

                                       Name: Keith A. Goodman
                                             ------------------------------
                                                        (print)

                                       Title: Manager of the General
                                              Partner
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Richard & Christine vonderSitt
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Richard vonderSitt
                                           --------------------------------

                                       Name: Richard vonderSitt
                                             ------------------------------
                                                        (print)

                                       Title: 4/13/06
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Deborah A. Picon
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Deborah A. Picon
                                           --------------------------------

                                       Name: Deborah A. Picon
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       David P. Hanlon
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/David P. Hanlon
                                           --------------------------------

                                       Name: Hanlon, David P
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       S. Wistar Lewis
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Wistar Lewis
                                           --------------------------------

                                       Name:
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Gail B. Shanklin
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Gail B. Shanklin
                                           --------------------------------

                                       Name: Gail B. Shanklin
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Benjamin S. Eichholz, as custodian
                                       for David D. Eichholz and Daniel
                                       Eichholz
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Benjamin S. Eichholz
                                           --------------------------------

                                       Name: Benjamin S. Eichholz
                                             ------------------------------
                                                        (print)

                                       Title: Custodian
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Michael Associates
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Al Ricciardi (General Partner)
                                           --------------------------------

                                       Name: Al Ricciardi
                                             ------------------------------
                                                        (print)

                                       Title:
                                              -----------------------------

                                       Address:

      IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock and Warrant Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------

                                       Name: Robert G. LaVigne
                                             ------------------------------
                                                  (print)

                                       Title: Executive Vice President & CFO
                                              ------------------------------

                                       Address:



                                       PURCHASERS:

                                       Alan S. Wirshborn
                                       ------------------------------------
                                            (Print Name of Purchaser)

                                       By: /s/Alan S. Wirshborn
                                           --------------------------------

                                       Name: Alan S. Wirshborn
                                             ------------------------------
                                                        (print)

                                       Title: Director of Sales
                                              -----------------------------

                                       Address:

                           EXHIBITS AND SCHEDULES
                           ----------------------


      Exhibit A -  Schedule of Purchasers

      Exhibit B -  Form of Certificate of Designations

      Exhibit C -  Form of Investors' Rights Agreement

      Exhibit D -  Form of Warrant

                                  EXHIBIT A
                                  ---------

                           SCHEDULE OF PURCHASERS

                                                                   Number of
Name                    Contact Information                          Units      Purchase Price
----                    -------------------                        ---------    --------------

Meadowbrook             520 Lake Cook Road                          44,117         $749,989
Opportunity Fund        Suite 690
LLC                     Deerfield, IL 60015
                        Attn:  General Counsel
                        Telephone:  847-876-1220
                        Fax:  847-876-1221
                        Email:  delekman@meadowbrookcapital.com

Sotomar -               Rua da Corticeira, No34                     58,821         $999,962
Empreendimentos         Apartado 47
Industriais e           4536-902 Mozelos VFR
Imobiliarios, SA        Portugal

William A. Boyd         118 Riding Trail Lane                        5,882         $ 99,994
                        Pittsburgh, PA 15215

Suzy Ulrich             353 W. 56th Street  Apt. 7d                  1,764         $ 29,988
                        New York, NY 10019

Richard J Cranmer       109 Passaic AvenueSpring Lake                2,941         $ 49,997
                        NJ 07762

Watamar & Partners      1 Place Saint Gervais                        5,998         $101,966
SA                      1201 Geneva Switzerland
                        Attn.  Mr. Stuart Tatti

Thomas Barrett          2001 Palm Drive  Unit A101                     735         $ 12,495
                        Flagler Beach, FL 32136

Case Holdings Co.,      4367 N. Federal Hwy                          2,941         $ 49,997
Inc.                    Ft. Lauderdale, FL 33308

Allan Sorensen          333 Sunset Dr. #708                          1,470         $ 24,990
                        Ft. Lauderdale, FL 33301

Chuck & Joy Hartz       25 Tahiti Beach Island                       5,882         $ 99,994
                        Coral Gables, FL 33143

Hartz Family            25 Tahiti Beach Island                       2,941         $ 49,997
Foundation              Coral Gables, FL 33143

Barton Ferris, Jr.      610 West End Avenue  Apt. 7D                 1,470         $ 24,990
                        New York, NY 10024

William Harner          11 Cheyenne Road                               588         $  9,996
                        Oxford, Ct. 06478

Michael Bloch           140 Park Drive                               4,600         $ 78,200
                        Columbus, Ohio 43209




Robert A. Smith         Box 12                                       1,176         $ 19,992
                        Bear Creek, PA 18602

Robert Gillman          7726 Fisher Road                               588         $  9,996
                        Dallas, TX 75214

Julian Eaton            12500 SW 62nd Avenue                         2,941         $ 49,997
                        Miami, FL. 33156

Julian F. & Mary J.     12500 SW 62nd Avenue                         2,941         $ 49,997
Eaton                   Miami, FL. 33156

Robert H. Chanson       Ackersteinstrasse 45                         1,470         $ 24,990
                        8049 Zurich
                        Switzerland

Joan Robertson          880 East Camino Real                         1,470         $ 24,990
                        Boca Raton, FL. 33432

Robert B. Rowley        2746 Rule Road                               2,500         $ 42,500
                        Eagle, CO 81631

William M. Goatley      5925 Oakland Valley Dr.                        600         $ 10,200
Revocable Trust         Rochester, MI 48306
DTD 05/09/89

MidSouth Investor       c/o Heidtke & Co, Inc.                      11,764         $199,988
Fund LP                 201 4th Ave, North, Suite 1950
                        Nashville, TN 37219

Ronald C. Smiley        920 E. 71st Street                             588         $  9,996
                        Savannah, GA  31405

Lewis Opportunity       W. Austin Lewis IV                          10,000         $170,000
Fund, LP                Lewis Opportunity Fund, LP
                        45 Rockefeller Plaza Suite 2570
                        New York, NY 10111

Sat P. Dewan            15 Rainstar St.                                600         $ 10,200
                        Santa Ana, CA 92614

Dewan Retirement        15 Rainstar St.                              1,000         $ 17,000
Plan Trust              Santa Ana, CA 92614

Richard Dwayne          2711 E. Bainbridge Cir., Pearland,           1,200         $ 20,400
Roberson                TX 77584

OT Finance, SA          Lucien I, Levy, US Rep                       1,000         $ 17,000
                        2700 S. Tamiami Trail, Suite 11C
                        Sarasota, FL 34239

Robert W. Russell       4758 Park Drive #108                         1,000         $ 17,000
                        Mukilteo, WA 98275

Joseph & Kimberly       312 Steeple Point Circle                       600         $ 10,200
Greenspan               Delafield WI 5308

Thomas Link             2702 Johnston Place                          1,764         $ 29,988
                        Cincinnati, OH 45206

Nite Capital            100 East Cook Ave, Suite 201                 5,882         $ 99,994
                        Libertyville IL 60048

Richard & Christine     2279 Timothy Dr.                               600         $ 10,200
VonderSitt              Glenview, IL 60026




Deborah A. Picon        2225 NE 17th Terr.                           1,200         $ 20,400
                        Ft. Lauderdale FL 33305

Danid P. Hanlon         174 Durango St.                              2,941         $ 49,997
                        Las Vegas, NV 89120

S. Wistar Lewis         530 Green Island Rd.                         1,000         $ 17,000
                        Savannah, GA 31411

Alan S. Wirshborn       510 Lakeside Drive                             600         $ 10,200
                        Bradenton, FL 34210

Gail B. Shanklin        112 Modena Island Drive                      1,470         $ 24,990
                        Savannah, GA 31411

Benjamin S.             112 Modena Island Drive                      1,411         $ 23,987
Eichholtz, as           Savannah, GA 31411
Custodian for David
Eichholtz and Daniel
Eichholtz

Michaels Associates     5 Cold Hill Road South                       2,000         $ 34,000
                        Suite 20
                        Mendham, NJ 07945

                                  EXHIBIT B


                                   FORM OF
                         CERTIFICATE OF DESIGNATIONS

                                                                  EXHIBIT B
                                                                  ---------

             Certificate of Designations of the Preferred Stock

                                     of

                       Farmstead Telephone Group, Inc.

                              to be Designated

                          Series A Preferred Stock
                          ------------------------

      Farmstead Telephone Group, Inc., a Delaware corporation (the "Corporation"), pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation, at a meeting duly called and held, at which a quorum was present and acting throughout, duly adopted the following resolution:

            RESOLVED: That, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and hereby is established, to be designated "Series A Preferred Stock"; that the Board of Directors be and hereby is authorized to issue such shares of Series A Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Corporation's Certificate of Incorporation, the powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series A Preferred Stock shall be as follows:

SERIES A PREFERRED STOCK

      Three hundred and fifty-five thousand (355,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Preferred Stock" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

      1.    Dividends.

      From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate per annum of $1.36 per share shall accrue on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) (the "Accruing Dividends"). Accruing Dividends shall accrue from day to day, whether or not declared, and shall be cumulative; provided that, except as set forth in the following sentence of this Section 1 or in Subsection 2.1 or Section 6, the Corporation shall be under no obligation to pay such Accruing Dividends. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Certificate of Incorporation) the holders of the Series A Preferred Stock then outstanding shall first receive a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to the amount of the aggregate Accruing Dividends then accrued on such share of Series A Preferred Stock and not previously paid. The "Series A Original Issue Price" shall mean $17.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock. Any reference herein to the "Certificate of Incorporation" shall mean the Corporation's Certificate of Incorporation as amended and in effect from time to time, including this and any other Certificate of Designations with respect to the Preferred Stock of the Corporation.

      2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

            2.1 Preferential Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (on a pari passu basis with the holders of any series of Preferred Stock ranking on liquidation on a parity with the Series A Preferred Stock), and before any payment shall be made to the holders of Common Stock or any other class or series of capital stock ranking on liquidation junior to the Series A Preferred Stock by reason of their ownership thereof, (i) an amount per share equal to two (2) times the Series A Original Issue Price, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon, or (ii) in the event of a Deemed Liquidation Event, as defined below, an amount per share equal to the Series A Original Issue Price, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and any other series of Preferred Stock ranking on liquidation on a parity with the Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series A Preferred Stock and any other series of Preferred Stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

            2.2 Distribution of Remaining Assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Preferred Stock and any other series of Preferred Stock of the Corporation ranking on liquidation senior to the Common Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock, any other series of Preferred Stock entitled pursuant to the terms of the Certificate of Incorporation to participate with the Common Stock in the distribution of such remaining assets and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of the Certificate of Incorporation immediately prior to such dissolution, liquidation or winding up of the Corporation. The aggregate amount which a holder of a share of Series A Preferred Stock is entitled to receive under Subsections 2.1 and 2.2 is hereinafter referred to as the "Series A Liquidation Amount."

            2.3   Deemed Liquidation Events.

                  2.3.1 Definition. Each of the following events shall be considered a "Deemed Liquidation Event":

                        (a)   a merger or consolidation in which

                              (i)   the Corporation is a constituent party
                                    or

                              (ii)  a subsidiary of the Corporation is a
                                    constituent party and the Corporation
                                    issues shares of its capital stock
                                    pursuant to such merger or
                                    consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 2.3.1, all shares of Common Stock issuable upon exercise of Options (as defined below) outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities (as defined below) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

                        (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

                  2.3.2 Effecting a Deemed Liquidation Event.

                        (a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) above unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 above.

                        (b) In the event of a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(ii) or 2.3.1(b) above, if the Corporation does not effect a dissolution of the Corporation under the General Corporation Law within 90 days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series A Preferred Stock no later than the 90th day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series A Preferred Stock, and (ii) if the holders of a majority of the then outstanding shares of Series A Preferred Stock so request in a written instrument delivered to the Corporation not later than 120 days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation) (the "Net Proceeds"), to the extent legally available therefor, on the 150th day after such Deemed Liquidation Event, to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount. Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Net Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock and of any other series of Preferred Stock ranking on redemption on parity with the Series A Preferred Stock that is required to then be redeemed, or if the Corporation does not have sufficient lawfully available funds to effect such redemption, the Corporation shall redeem a pro rata portion of each holder's shares of Series A Preferred Stock and any such other series of Preferred Stock to the fullest extent of such Net Proceeds or such lawfully available funds, as the case may be, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor. The provisions of Subsections 6.2 through 6.4 below shall apply, with such changes in the details thereof as are necessitated by the context, to the redemption of the Series A Preferred Stock pursuant to this Subsection 2.3.2(b). Prior to the distribution or redemption provided for in this Subsection 2.3.2(b), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event or in the ordinary course of business.

                  2.3.3 Amount of Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by
the Corporation or the acquiring person, firm or other entity.   If the
amount deemed paid or distributed under this Subsection 2.3.3 is made in property other than in cash, the value of such distribution shall be the fair market value of such property, determined as follows:

                        (a) For securities not subject to investment letters or other similar restrictions on free marketability,

                              (i)   if traded on a securities exchange or
the NASDAQ Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the 30-period ending three days prior to the closing of such transaction;

                              (ii)  if actively traded over-the-counter,
the value shall be deemed to be the average of the closing prices over the 30-day period ending three days prior to the closing of such transaction; or

                              (iii) if there is no active public market,
the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                        (b) The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to clause (a) above so as to reflect the approximate fair market value thereof.

      3.    Voting.

            3.1 General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, as a single class.

            3.2 Election of Directors. The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect one (1) director of the Corporation (the "Series A Director"). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and voting together as a single class, shall, subject to the rights of any additional series of Preferred Stock that may be established from time to time, be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. A vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection 3.2. The rights of the holders of the Series A Preferred Stock under the first sentence of this Subsection 3.2 shall terminate on the first date following the Series A Original Issue Date (as defined below) on which there are issued and outstanding 1,000 shares of Series A Preferred Stock.

            3.3 Series A Preferred Stock Protective Provisions. At any time when at least 37.5% of the aggregate number of shares of Series A Preferred Stock issued pursuant to the Series A Preferred Stock and Warrant Purchase Agreement dated as of February 17, 2006 between the Corporation and the Purchasers named therein (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Certificate of Incorporation) the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

                  (a) liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any Deemed Liquidation Event, or consent to any of the foregoing;

                  (b) amend, alter, waive or repeal any provision of the Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the Series A Preferred Stock;

                  (c) take any action that alters or changes the privileges, preferences or rights of the Series A Preferred Stock;

                  (d) create, or authorize the creation of, by reclassification or otherwise, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to or on parity with the Series A Preferred Stock with respect to the rights, preferences and privileges of the Series A Preferred Stock, including with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption voting, conversion, antidilution and other rights; or increase or decrease the authorized number of shares of Series A Preferred Stock or any other class or series of capital stock;

                  (e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from employees in connection with the cessation of employment at the lower of the original purchase price or the then-current fair market value thereof;

                  (f) incur, alone or collectively with one or more subsidiaries, aggregate indebtedness in excess of $500,000, other than additional loans from Laurus Master Fund Ltd.;

                  (g) incur, alone or collectively with one or more subsidiaries, aggregate capital expenditures in excess of $5,000,000 in connection with or relating to the build-out of the Corporation's One IP Voice Subsidiary;

                  (h) sell, transfer, assign, pledge or license any material intellectual property right of the Corporation or any subsidiary, other than licenses granted to customers in the ordinary course of business; or

                  (i) increase or decrease the authorized number of directors constituting the Board of Directors to a number other than eight
(8).

      4.    Optional Conversion.

      The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            4.1   Right to Convert.

                  4.1.1 Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The "Series A Conversion Price" shall initially be equal to $1.70. Such initial Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                  4.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

            4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

            4.3   Mechanics of Conversion.

                  4.3.1 Notice of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the "Conversion Time"), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and payment of any declared but unpaid dividends (but not any undeclared Accruing Dividends) on the shares of Series A Preferred Stock converted.

                  4.3.2 Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series A Conversion Price.

                  4.3.3 Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

                  4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                  4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  4.3.6 Listing. The Corporation shall: (i) on a timely basis prepare and file with NASDAQ or any over-the-counter market or securities exchange on which the Common Stock is listed or traded from time to time any necessary notification or listing form regarding the listing of the additional shares of Common Stock which is at least equal to the maximum number of shares then issuable upon conversion of the Series A Preferred Stock, (ii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such shares then issuable upon conversion of the Series A Preferred Stock and (iii) provide to each holder of Series A Preferred Stock evidence of such filing upon written request.

            4.4   Adjustments to Series A Conversion Price for Diluting
Issues.

                  4.4.1 Special Definitions. For purposes of this Article Fourth, the following definitions shall apply:

                        (a)   "Option" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                        (b) "Series A Original Issue Date" shall mean the date on which the first share of Series A Preferred Stock was issued.

                        (c) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, or any other agreements or instruments obligating the Company to issue Common Stock or other Convertible Securities, but excluding Options.

                        (d) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4.4.3 below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than the following shares of Common Stock, and shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (collectively "Exempted Securities"):

                              (i)   shares of Common Stock, Options or
                                    Convertible Securities issued as a
                                    dividend or distribution on Series A
                                    Preferred Stock;

                              (ii)  shares of Common Stock, Options or
                                    Convertible Securities issued by reason
                                    of a dividend, stock split, split-up or
                                    other distribution on shares of Common
                                    Stock that is covered by Subsection
                                    4.5, 4.6, 4.7 or 4.8 below;

                              (iii) up to 4,819,241 shares of Common Stock,
                                    including Options therefor (subject to
                                    appropriate adjustment in the event of
                                    any stock dividend, stock split,
                                    combination or other similar
                                    recapitalization affecting such
                                    shares), issued to employees or
                                    directors of, or consultants or
                                    advisors to, the Corporation or any of
                                    its subsidiaries, including pursuant to
                                    the Stock Option Plan and the Employee
                                    Stock Purchase Plan of the Corporation,
                                    whether issued before or after the
                                    Series A Original Issue Date (provided
                                    that any Options for such shares that
                                    expire or terminate unexercised or any
                                    restricted stock repurchased by the
                                    Corporation at cost shall not be
                                    counted toward such maximum number
                                    unless and until such shares are
                                    regranted as new stock grants (or as
                                    new Options));

                              (iv)  shares of Common Stock issuable upon
                                    conversion or exercise of any and all
                                    Options and Convertible Securities
                                    outstanding prior to the Series A
                                    Original Issue Date (provided that
                                    Options covered by clause (iii) above
                                    shall not be covered by this clause
                                    (iv);

                              (v)   shares of Common Stock, including
                                    warrants therefor, issued to the
                                    Company's current or previous brokers,
                                    underwriters and placement agents; and

                              (vi)  shares of Common Stock (subject to
                                    appropriate adjustment in the event of
                                    any stock dividend, stock split,
                                    combination or other similar
                                    recapitalization affecting such shares)
                                    issued to Laurus Master Fund Ltd.
                                    pursuant to the security agreement,
                                    notes and warrants as they are
                                    currently in effect.

                  4.4.2 No Adjustment of Series A Conversion Price. No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of a majority of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

                  4.4.3 Deemed Issue of Additional Shares of Common Stock.

                        (a) If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

                        (b) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (b) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

                        (c) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 below (either because the consideration per share (determined pursuant to Subsection 4.4.5 hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4.4.3(a) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

                        (d) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 below, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

                        (e) If the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series A Conversion Price provided for in this Subsection 4.4.3 shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in
clauses (b) and (c) of this Subsection 4.4.3).   If the number of shares of
Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series A Conversion Price that would result under the terms of this Subsection 4.4.3 at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series A Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

                  4.4.4 Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4.4.3), without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

                        CP2 = CP1 *  (A + B) DIVIDED BY (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

                        (a) "CP2" shall mean the Series A Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

                        (b) "CP1" shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

                        (c) "A" shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock reserved for issuance or issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding Options therefor) or reserved for issuance immediately prior to such issue);

                        (d) "B" shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

                        (e) "C" shall mean the number of such Additional Shares of Common Stock issued in such transaction.

                  4.4.5 Determination of Consideration. For purposes of this Subsection 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                        (a)   Cash and Property:  Such consideration shall:

                              (i)   insofar as it consists of cash, be
                                    computed at the aggregate amount of
                                    cash received by the Corporation,
                                    excluding amounts paid or payable for
                                    accrued interest;

                              (ii)  insofar as it consists of property
                                    other than cash, be computed at the
                                    fair market value thereof at the time
                                    of such issue, as determined in good
                                    faith by the Board of Directors of the
                                    Corporation; and

                              (iii) in the event Additional Shares of
                                    Common Stock are issued together with
                                    other shares or securities or other
                                    assets of the Corporation for
                                    consideration which covers both, be the
                                    proportion of such consideration so
                                    received, computed as provided in
                                    clauses (i) and (ii) above, as
                                    determined in good faith by the Board
                                    of Directors of the Corporation.

                        (b) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4.4.3, relating to Options and Convertible Securities, shall be determined by dividing

                              (i)   the total amount, if any, received or
                                    receivable by the Corporation as
                                    consideration for the issue of such
                                    Options or Convertible Securities, plus
                                    the minimum aggregate amount of
                                    additional consideration (as set forth
                                    in the instruments relating thereto,
                                    without regard to any provision
                                    contained therein for a subsequent
                                    adjustment of such consideration)
                                    payable to the Corporation upon the
                                    exercise of such Options or the
                                    conversion or exchange of such
                                    Convertible Securities, or in the case
                                    of Options for Convertible Securities,
                                    the exercise of such Options for
                                    Convertible Securities and the
                                    conversion or exchange of such
                                    Convertible Securities, by

                              (ii)  the maximum number of shares of Common
                                    Stock (as set forth in the instruments
                                    relating thereto, without regard to any
                                    provision contained therein for a
                                    subsequent adjustment of such number)
                                    issuable upon the exercise of such
                                    Options or the conversion or exchange
                                    of such Convertible Securities, or in
                                    the case of Options for Convertible
                                    Securities, the exercise of such
                                    Options for Convertible Securities and
                                    the conversion or exchange of such
                                    Convertible Securities.

                  4.4.6 Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 above, and such issuance dates occur within a period of no more than 90 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

            4.5 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

            4.6 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

                  (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

            4.7 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

            4.8 Adjustment for Merger or Reorganization, etc. Subject to the provisions of Subsection 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 4.4, 4.6 or 4.7), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this
Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

            4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 30 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than 30 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

            4.10  Notice of Record Date.  In the event:

                  (a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

                  (b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

      5.    Mandatory Conversion.

            5.1 Trigger Events. Upon the earliest to occur of (a) the closing of the sale of shares of Common Stock to the public at a price of at least $5.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of gross proceeds to the Corporation, (b) the date and time, or the occurrence of an event, specified by vote or written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock or (c) the close of business on the date on which the closing sale price of the Common Stock, as quoted on the OTC Bulletin Board or on any national securities exchange on which such securities are listed, whichever is applicable, is greater than $5.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) for 20 consecutive trading days (the earliest of such times, the "Mandatory Conversion Time"),
(i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate, and (ii) such shares may not be reissued by the Corporation.

            5.2 Procedural Requirements. All holders of record of shares of Series A Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 5. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. At the Mandatory Conversion Time, all outstanding shares of Series A Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the last sentence of this Subsection 5.2. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any Accruing Dividends accrued but unpaid, whether or not declared, and any declared but unpaid dividends on the shares of Series A Preferred Stock converted.

            5.3 Effect of Mandatory Conversion. All shares of Series A Preferred Stock shall, from and after the Mandatory Conversion Time, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate at the Mandatory Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and any dividends declared but unpaid thereon. Such converted Series A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

      6.    Redemption.

            6.1 Redemption. All of the outstanding shares of Series A Preferred Stock shall be redeemed by the Corporation out of funds lawfully available therefor at a price equal to the Series A Original Issue Price, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the "Redemption Price"), in three annual installments commencing 270 days after receipt by the Corporation at any time on or after February 17, 2011 and prior to February 17, 2013, from the holders of a majority of the then outstanding shares of Series A Preferred Stock, of written notice requesting redemption of all shares of Series A Preferred Stock (the date of each such installment being referred to as a "Redemption Date"). On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series A Preferred Stock owned by each holder, that number of outstanding shares of Series A Preferred Stock determined by dividing (i) the total number of shares of Series A Preferred Stock outstanding immediately prior to such Redemption Date by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). If the Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Series A Preferred Stock and of any other class or series of capital stock to be redeemed on such Redemption Date, the Corporation shall redeem a pro rata portion of each holder's redeemable shares of such capital stock out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor.

            6.2 Redemption Notice. Written notice of the mandatory redemption (the "Redemption Notice") shall be sent to each holder of record of Series A Preferred Stock not less than 40 days prior to each Redemption Date. Each Redemption Notice shall state:

                  (a) the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

                  (b)   the Redemption Date and the Redemption Price;

                  (c) the date upon which the holder's right to convert such shares terminates (as determined in accordance with Subsection 4.1); and

                  (d) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

            6.3 Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in
Section 4, shall surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

            6.4 Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

      7. Redeemed or Otherwise Acquired Shares. Any shares of Series A Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Preferred Stock following redemption.

      8. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of a majority of the shares of Series A Preferred Stock then outstanding.

      9. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

      IN WITNESS WHEREOF, this Certificate of Designations has been executed by a duly authorized officer of this corporation on this 17th day of February, 2006.


                                       By: /s/ Jean-Marc Stiegemeier
                                           --------------------------------
                                           Jean-Marc Stiegemeier
                                           CEO and President

                                  EXHIBIT C



                     FORM OF INVESTORS' RIGHTS AGREEMENT


                                                                  EXHIBIT C

                         INVESTORS' RIGHTS AGREEMENT

      THIS INVESTORS' RIGHTS AGREEMENT ("Agreement") is made as of the 17th day of February, 2006, by and between Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an "Investor", and each of the Holders listed on Schedule A hereto.

                                  RECITALS
                                  --------

      WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"); and

      WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement;

      NOW, THEREFORE, the parties hereby agree as follows:

      1.    Definitions.  For purposes of this Agreement:

            1.1 "Affiliate" means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including without limitation any partner, officer, director, manager or employee of such Person and any venture capital fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person.

            1.2 "Certificate of Incorporation" means the Company's Certificate of Incorporation as amended and as in effect from time to time, including without limitation any Certificate of Designation with respect to the Series A Preferred Stock and any other series of preferred stock.

            1.3 "Common Stock" means shares of the Company's common stock, par value $0.001 per share.

            1.4 "Damages" means any loss, claim, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, claim, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by any other party hereto of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

            1.5 "Derivative Securities" means any securities or rights convertible into, or exercisable or exchangeable for, Common Stock, including options and warrants.

            1.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            1.7 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            1.8 "GAAP" means generally accepted accounting principles in the United States.

            1.9 "Holder" means any holder of Registrable Securities who is a party to this Agreement.

            1.10 "Major Investor" means any Investor that, individually or together with such Investor's Affiliates, holds at least 100,000 shares of Series A Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

            1.11 "New Securities" means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

            1.12 "Person" means any individual, corporation, partnership, trust, limited liability company, association or other entity.

            1.13 "Qualified Secondary Offering" means a firm-commitment underwritten public offering of Common Stock to the public at a price of at least $5.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) pursuant to an effective registration statement under the Securities Act resulting in at least $10,000,000 of gross proceeds to the Company.

            1.14 "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

            1.15 "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, upon exercise of the Warrants and upon exercise of the warrants issued by the Company to C.P. Baker Securities, Inc., or its assign, upon any Closing (as defined in the Purchase Agreement) and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above.

            1.16 "Registrable Securities then outstanding" means the number of shares determined by adding the Common Stock issued or issuable pursuant to the conversion of Series A Preferred Stock issued pursuant to the Purchase Agreement, the exercise of Warrants and other then-exercisable or convertible securities that are Registrable Securities.

            1.17 "Restricted Securities" means the securities of the Company required to bear the legend set forth in Section 2.9(a) hereof.

            1.18 "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

            1.19  "SEC" means the Securities and Exchange Commission.

            1.20 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            1.21 "Selling Expenses" means all selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder (except as provided in Section 2.3).

            1.22 "Series A Director" means the director of the Company that the holders of record of the Series A Preferred Stock are entitled to elect pursuant to the Certificate of Incorporation.

            1.23 "Series A Preferred Stock" means shares of the Company's Series A Preferred Stock, par value $0.001 per share.

            1.24 "Warrants" means the warrants issued or issuable pursuant to the Purchase Agreement.

      2. Registration Rights. The Company covenants and agrees as follows:

            2.1   Registration.  The Company shall use its best efforts to:

                  (a) within 90 days after the Second Closing (as defined in the Purchase Agreement), file and effectuate a registration statement under the Securities Act on Form S-3 (or if not eligible to use Form S-3, Form S-1) covering all Registrable Securities;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement (including without limitation responding to SEC comments and preparing and filing any amendments to the registration statement in response to such comments, within 10 days of the receipt of such SEC comments, and requesting effectiveness of the registration statement within three (3) days of "no review" or "no further comment" responses from the
SEC);

                  (c) keep such registration statement effective until all Registrable Securities registered thereunder have been sold;

                  (d) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

                  (e) register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders;

                  (f) cause all such Registrable Securities covered by such registration statement to be listed on such national securities exchange or trading system on which similar securities issued by the Company are listed from time to time;

                  (g) promptly make available for inspection by each selling Holder and any attorney or accountant or other agent retained by any such Holder, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, attorney, accountant, or agent, in connection with any such registration statement;

                  (h) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

                  (i) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

Notwithstanding the foregoing obligations, if the Company furnishes to Holders a certificate signed by the Company's chief executive officer stating that in the good faith judgment of the Company's Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to remain effective for as long as such registration statement otherwise would be required to remain effective, because such effectiveness would require premature disclosure of material information that the Company has a bona fide material business purpose for preserving as confidential, then the Company shall have the right to require Holders to suspend sales thereunder for so long as is necessary; provided that such right to suspend may not be exercised for more than thirty (30) days in any twelve (12) month period; and provided further that during any such suspension the Company shall not register any securities for its own account or that of any other stockholder and shall similarly suspend sales under all other registration statements, other than pursuant to a registration statement relating solely to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan.

            2.2 Furnish Information. Each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder's Registrable Securities.

            2.3 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne and paid by the Company. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

            2.4 Delay of Registration. In the event the registration statement required pursuant to Section 2.1 is not declared effective within 90 days of the Second Closing, the Company shall pay to the Holders an aggregate of $500 for each business day following such 90th day until and including the date on which such registration statement becomes effective (such amount to be allocated pro rata among the Holders based on the percentage of Registrable Securities held by each Holder (assuming conversion of Series A Preferred Stock and exercise of Warrants)). Such amounts shall be paid promptly by check to each Holder on a monthly or more frequent basis. Such payments shall be required irrespective of the reason for the delay, including without limitation a delay permitted by the final paragraph of Section 2.1.

            2.5   Indemnification.

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating any matter or defending any proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such investigation or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

                  (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating any investigation or defending any proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.5(b) shall not apply to amounts paid in settlement of any such investigation or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall any indemnity under this Section 2.5(b) exceed the proceeds from the offering (net of any Selling Expenses) received by such Holder, except in the case of fraud or willful misconduct by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 2.5 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 2.5, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.5 except to the extent that the indemnifying party demonstrates that such failure materially prejudiced the indemnifying party's ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

                  (d) The foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any Damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Person if a copy of the Final Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of the Final Prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

                  (e) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.5, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the each of indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the net proceeds to the Holder (net of any Selling Expenses) of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder's liability pursuant to this Section 2.5(e), when combined with the amounts paid or payable by such Holder pursuant to Section 2.5(b), exceed the proceeds from the sale (net of any Selling Expenses) received by such Holder, except in the case of willful misconduct or fraud by such Holder.

                  (f) The obligations of the Company and Holders under this Section 2.5 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

            2.6 Reports Under Exchange Act; Listing. With a view to allowing the Company to use Form S-3 for the registration required hereunder, the Company shall use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and otherwise to remain eligible to file such registration statement on Form S-3. The Company shall: (i) on a timely basis prepare and file with NASDAQ or any over-the-counter market or securities exchange on which the Common Stock is listed or traded from time to time any necessary notification or listing form regarding the listing of the additional shares of Common Stock which is at least equal to the maximum number of shares then issuable upon exercise of the Warrants and other warrants referred to in clause (i) of the definition of "Registrable Securities" above, (ii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such shares then issuable upon such exercise and (iii) provide to each Investor and Holder evidence of such filing upon written request. The Investors and Holders acknowledge that the Common Stock is not currently listed on NASDAQ or any national securities exchange.

           2.7 Limitations on Subsequent Registrations. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, (i) until the registration statement required hereunder is declared effective, file, agree to file or announce plans to file a registration statement (other than registration statements relating to or in connection with (A) the sale of securities to employees of the Company pursuant to a stock option, warrant, stock purchase, or similar plan; (B) registration rights under any of the existing Convertible Promissory Note and Warrant Agreements with various investors for bridge financings in January and February of 2006; (C) registration rights under the Borrowing Note Registration Rights Agreement with Laurus Master Fund Ltd.; (D) registrations rights for securities underlying any warrants issued to C.P. Baker Securities, Inc. as part of its fees) or (ii) enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration or to demand registration of any securities.

            2.8 Assignment of Registration Rights. Each Holder's rights and obligations pursuant to this Section 2 may be assigned by a Holder along with the transfer of Registrable Securities or securities convertible into or exercisable for Registrable Securities; provided, however, that (i) the Company is furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being transferred, and (ii) such transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

            2.9   Restrictions on Transfer.

                  (a) Each certificate representing (i) the Series A Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall be stamped or otherwise imprinted with a legend in the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER ALL APPLICABLE ACTS.

      THE SALE OR OTHER DISPOSITION OF ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AN INVESTOR RIGHTS AGREEMENT, AS AMENDED FROM TIME TO TIME, AMONG CERTAIN OF THE SHAREHOLDERS OF THE COMPANY AND THE COMPANY (THE "INVESTOR RIGHTS AGREEMENT"). A COPY OF THE INVESTOR RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

The first such legend shall be removed upon the request of a Holder at such time as the securities bearing such legend are eligible for resale under Rule 144(k). The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.9.

                  (b) Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder's intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a "no action" letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or "no action" letter (x) in any transaction in compliance with Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.9(b). Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the restrictive legend set forth in Section 2.9(a), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

            2.10 "Market Stand-off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Qualified Secondary Offering and ending on the date specified by the Company and the managing underwriter, such period not to exceed ninety (90) days after the effective date of the registration statement relating to such offering, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.10 shall apply only to the first Qualified Secondary Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company's outstanding Common Stock are subject to the same restrictions. The underwriters in connection with the Qualified Secondary Offering are intended third-party beneficiaries of this Section 2.10 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Qualified Secondary Offering that are consistent with this Section 2.10 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

      3.    Information and Observer Rights.

            3.1 Delivery of Financial Statements. For so long as 37.5% of the shares of Series A Preferred Stock issued and sold pursuant to the Purchase Agreement are outstanding, the Company shall deliver:

                  (a) to each Investor, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year and (iii) a statement of stockholders' equity as of the end of such year, each audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                  (b) to each Investor, as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders' equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that the financial report may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

                  (c) to each Major Investor, at the same time such materials are provided to the Board of Directors of the Company, but in any event within thirty (30) days after the end of each non-quarter-ending month, an unaudited income statement and statement of cash flows for such month, as applicable, and an unaudited balance sheet and statement of stockholders' equity as of the end of such month, as applicable, all prepared in accordance with GAAP (except that the financial report may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

                  (d) to each Major Investor, at the same time such materials are approved by the Board of Directors of the Company, but in any event at least thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

                  (e)   along with the financial statements delivered under
Section 3.1(a), Section 3.1(b) and Section 3.1(c), an instrument executed by the chief financial officer and chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Section 3.1(b) and Section 3.1(c)) and fairly present the financial condition of the Company and its results of operation for the periods specified therein; and

                  (f) to each Investor, such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investor may from time to time reasonably request.


If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.


            3.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties; examine its books of account and records; and discuss the Company's affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Investor with reasonable prior notice to the Company.

            3.3 Termination of Information Rights. The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect upon the earlier of (i) the closing of the Qualified Secondary Offering or (ii) the conversion of all shares of Series A Preferred Stock into Common Stock pursuant to the Certificate of Incorporation.

            3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company's confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company, provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (iii) to any

Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Company acknowledges that certain of the Investors are in the business of investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises that may have products or services that compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise, regardless of whether such enterprise has products or services that compete with those of the Company.

      4.    Rights to Future Stock Issuances.

            4.1 Right of First Offer. Subject to first fulfilling the preemptive rights of Laurus Master Fund Ltd. under the existing Security Agreement with the Company, and thereafter subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor. An Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate.

                  (a) The Company shall give notice (the "Offer Notice") to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

                  (b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the number of Registrable Securities (assuming conversion of Series A Preferred Stock and exercise of Warrants) then held by such Investor bears to the total number of Registrable Securities (assuming conversion of Series A Preferred Stock and exercise of Warrants) then held by all the Investors. At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a "Fully Exercising Investor") of any other Investor's failure to do likewise. During the ten
(10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that number of Registrable Securities (assuming conversion of Series A Preferred Stock and exercise of Warrants) then held by such Fully Exercising Investor bears to the that number of Registrable Securities (assuming conversion of Series A Preferred Stock and exercise of Warrants) then held by all Fully Exercising Investors who wish to purchase
such unsubscribed shares.   The closing of any sale pursuant to this
Section 4.1(b) shall occur within sixty (60) days of the date that the Offer Notice is given.

                  (c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Section 4.1.

                  (d) The right of first offer in this Section 4.1 shall not be applicable to (i) shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement, or arrangement approved by the Board of Directors of the Company, including the Series A Director; (ii) the issuance of securities pursuant to the conversion, exercise, or exchange of Derivative Securities outstanding on the date hereof or issued pursuant to the Purchase Agreement; (iii) the issuance of securities in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, purchase of assets, exchange of stock, or otherwise, approved by the Board of Directors of the Company, including the Series A Director; (iv) the issuance of securities pursuant to Laurus Master Fund Ltd.; or (v) the issuance of securities pursuant to the Purchase Agreement.

            4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect at the time of the expiration of information rights pursuant to Section 3.3 above.

      5.    Miscellaneous.


            5.1 Successors and Assigns. Each Investor and Holder hereby agrees that it shall not, and may not, assign any of its rights and obligations hereunder, unless such rights and obligations are assigned by such Investor or Holder to any Person to which Registrable Securities or securities convertible into or exercisable for Registrable Securities are transferred by such Investor or Holder, in compliance with Section 2.9 if applicable, and, in each case, such assignee shall be deemed an "Investor" or "Holder" for purposes of this Agreement to the same extent that the transferor was an Investor or Holder hereunder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

            5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

            5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

            5.5 Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page or Schedule A hereto, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 5.5 A copy of any notice or other communication given to any Investor or Holder shall also be given to C.P. Baker Securities, Inc., 99 High Street, 7th Floor, Boston, MA 02110, Attn: General Counsel, and to Gehrke, Gish & Umana LLP, Two Faneuil Hall Marketplace, South Market Building, 4th Floor, Boston, MA, 02109, Attn: William S. Gehrke, Esq. A copy of any notice or other communication given to the Company shall also be given to Gesmer Updegrove LLP, 40 Broad Street, Boston, MA 02109, Attn: Sam Kim, Esq. and Henry E. Knoblock, III, Esq.

            5.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.9(b) (and the Company's failure to object promptly in writing to a proposed assignment allegedly in violation of Section 2.9(b) shall be deemed to be a waiver); and provided further that any Holder that is not also an Investor, and any securities held by such Holder, shall be excluded from any written consent relating solely to Section 3 or Section 4 hereof and shall not be included as Registrable Securities then outstanding for such purpose. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 5.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

            5.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

            5.8 Aggregation of Stock. All shares of Registrable Securities and securities convertible into or exercisable for Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            5.9 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled, other than any understandings or agreements between the Company and CP Baker LLC or its affiliates or assigns.

            5.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.


                [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Americo Ferreira Amorim
                                       ------------------------------------
                                Name:  Americo Ferreira Amorim
                                       ------------------------------------
                               Title:  Board Member


                                  By:  /s/ Maria Claudia Ramos Amorim
                                       Barroca Olivera
                                       ------------------------------------
                                Name:  Maria Claudia Ramos Amorim Barroca
                                       Olivera
                                       ------------------------------------
                               Title:  Board Member
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ William A. Boyd
                                       ------------------------------------
                                Name:  William A. Boyd
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Suzy Ulrich
                                       ------------------------------------
                                Name:  Suzy Ulrich
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Richard J, Cranmer
                                       ------------------------------------
                                Name:  Richard J, Cranmer
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       Wanita S.A.
                                       ------------------------------------
                                  By:  /s/Wambe A. Tamary
                                       ------------------------------------
                                Name:  Wambe A. Tamary
                                       ------------------------------------
                               Title:  Agent in fact by special power of
                                       attorney
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Thomas W. Barrett
                                       ------------------------------------
                                Name:  Thomas W. Barrett
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       Case Holding Co., Inc.
                                       ------------------------------------
                                  By:  /s/ Cy J. Case
                                       ------------------------------------
                                Name:  Cy J. Case
                                       ------------------------------------
                               Title:  President
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Allan C. Sorensen
                                       ------------------------------------
                                Name:  Allan C. Sorensen
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Chuck Hartz   /s/ Joy Hartz
                                       ------------------------------------
                                Name:  Chuck and Joy Hartz
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       Hartz Family Foundation
                                       ------------------------------------
                                  By:  /s/ Chuck Hartz
                                       ------------------------------------
                                Name:  Chuck Hartz
                                       ------------------------------------
                               Title:  Trustee
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Barton Ferris Jr.
                                       ------------------------------------
                                Name:  Barton Ferris Jr.
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ William Harner
                                       ------------------------------------
                                Name:  William Harner
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/ Alan S. Wirshborn
                                       ------------------------------------
                                Name:  Alan S. Wirshborn
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:
                                       ------------------------------------
                                Name:  Julian F & Mary J. Eaton Joint Ten.
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Julian Eaton
                                       ------------------------------------
                                Name:  Julian Eaton
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Joan K. Robertson
                                       ------------------------------------
                                Name:  Joan K. Robertson
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/R. Chanson
                                       ------------------------------------
                                Name:  Robert H. Chanson
                                       ------------------------------------
                               Title:  Mr.
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/SAT P. Dewan
                                       ------------------------------------
                                Name:  SAT P. Dewan
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Robert A. Smith
                                       ------------------------------------
                                Name:  Robert A. Smith
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Robert H. Gillman
                                       ------------------------------------
                                Name:  Robert H. Gillman
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Michael Bloch
                                       ------------------------------------
                                Name:  Michael Bloch
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Robert B. Rowley
                                       ------------------------------------
                                Name:  Robert B. Rowley
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Ronald C. Smiley
                                       ------------------------------------
                                Name:  Ronald C. Smiley
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Richard Dwayne Roberson
                                       ------------------------------------
                                Name:  Richard Dwayne Roberson
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  Lewis Opportunity Fund LP
                                       ------------------------------------
                                Name:  W. Auston Lewis IV
                                       ------------------------------------
                               Title:  Portfolio Manager/General Partner
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       MidSouth Investor Fund LP
                                  By:  /s/Lyman O. Heidtke
                                       ------------------------------------
                                Name:  Lyman O. Heidtke
                                       ------------------------------------
                               Title:  General Partner
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       O.T. Finance, SA
                                  By:  /s/Lucien I. Levy
                                       ------------------------------------
                                Name:  Lucien I. Levy
                                       ------------------------------------
                               Title:  U.S. Representative
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/William M. Goatley
                                       ------------------------------------
                                Name:  William M. Goatley
                                       ------------------------------------
                               Title:  Trustee
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Richard vonderSitt
                                       ------------------------------------
                                Name:  Richard vonderSitt
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                       NITE Capital LP
                                  By:  /s/Keith A. Goodman
                                       ------------------------------------
                                Name:  Keith A. Goodman
                                       ------------------------------------
                               Title:  Manager of the General Partner
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Thomas Link
                                       ------------------------------------
                                Name:  Thomas Link
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Joseph Greenspan
                                       ------------------------------------
                                Name:  Joseph Greenspan
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Robert W. Russell
                                       ------------------------------------
                                Name:  Robert W. Russell
                                       ------------------------------------
                               Title:  self-employed
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/SAT P. Dewan
                                       ------------------------------------
                                Name:  SAT P. Dewan
                                       ------------------------------------
                               Title:  Trustee of Dewan Retirement Plan
                                       Trust
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  Michael Associates
                                       ------------------------------------
                                Name:  Alfred Ricciardi
                                       ------------------------------------
                               Title:  General Partner
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Gail B. Shanklin
                                       ------------------------------------
                                Name:  Gail B. Shanklin
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Benjamin S. Eichholz
                                       ------------------------------------
                                Name:  Benjamin S. Eichholz, Custodian
                                       ------------------------------------
                               Title:  Custodian
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Wistar Lewis
                                       ------------------------------------
                                Name:  S. Wistar Lewis
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/David P. Hanlon
                                       ------------------------------------
                                Name:  David P. Hanlon
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                  By:  /s/ Robert G. LaVigne
                                       ------------------------------------
                                Name:  Robert G. LaVigne
                                       ------------------------------------
                               Title:  Executive Vice President & CFO
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------


                                       INVESTOR:


                                  By:  /s/Deborah A. Pican
                                       ------------------------------------
                                Name:  Deborah A. Pican
                                       ------------------------------------
                               Title:
                                       ------------------------------------
                             Address:
                                       ------------------------------------

                                       ------------------------------------
                       Telephone No.:
                                       ------------------------------------
                             Fax No.:
                                       ------------------------------------
                               Email:
                                       ------------------------------------

                                                                  EXHIBIT C

                                 SCHEDULE A

                            Investors and Holders

Investors and Holders

Meadowbrook Opportunity Fund LLC
520 Lake Cook Road
Suite 690
Deerfield, IL 60015
Attn:  General Counsel
Telephone:  847-876-1220
Fax:  847-876-1221
Email:  delekman@meadowbrookcapital.com

Sotomar - Empreendimentos Industriais e Imobiliarios, SA
Rua da Corticeira, No 34
Apartado 47
4536-902 Mozelos VFR
Portugal

William A. Boyd
118 Riding Trail Lane
Pittsburgh, PA 15215

Suzy Ulrich
353 W. 56th Street  Apt. 7d
New York, NY 10019

Richard J Cranmer
109 Passaic Avenue
Spring Lake, NJ 07762

Watamar & Partners SA
1 Place Saint Gervais
1201 Geneva
Switzerland
Attn.  Mr. Stuart Tatti

Thomas Barrett
2001 Palm Drive  Unit A101
Flagler Beach, FL 32136

Case Holdings Co., Inc.
4367 N. Federal Hwy

Ft. Lauderdale, FL 33308

Allan Sorensen
333 Sunset Dr. #708
Ft. Lauderdale, FL 33301

Chuck & Joy Hartz
25 Tahiti Beach Island
Coral Gables, FL 33143

Hartz Family Foundation
25 Tahiti Beach Island
Coral Gables, FL 33143

Barton Ferris, Jr.
610 West End Avenue, Apt. 7D
New York, NY 10024

William Harner
11 Cheyenne Road
Oxford, Ct. 06478

Michael Bloch
140 Park Drive
Columbus, Ohio 43209

Robert A. Smith
Box 12
Bear Creek, PA 18602

Robert Gillman
7726 Fisher Road
Dallas, TX 75214

Julian Eaton
12500 SW 62nd Avenue
Miami, FL. 33156

Julian F. & Mary J. Eaton
12500 SW 62nd Avenue
Miami, FL. 33156

Robert H. Chanson
Ackersteinstrasse 45
8049 Zurich
Switzerland

Joan Robertson
880 East Camino Real
Boca Raton, FL. 33432

Robert B. Rowley
2746 Rule Road
Eagle, CO 81631

William M. Goatley
5925 Oakland Valley Dr.
Rochester, MI 48306

Lewis Opportunity Fund, LP
ATTN.: W. Austin Lewis IV
45 Rockefeller Plaza Suite 2570
New York, NY 10111

Ronald C. Smiley
920 E. 71st Street
Savannah, GA  31405

Richard Dwayne Roberson
2711 E. Bainbridge Cir.
Pearland, TX 77584

MidSouth Investor Fund LP
c/o Heidtke & Co, Inc.
201 4th Ave, North, Suite 1950
Nashville, TN 37219

Sat P. Dewan
15 Rainstar St.
Santa Ana, CA 92614

Dewan Retirement Plan Trust
15 Rainstar St.
Santa Ana, CA 92614

OT Finance, SA
Lucien I, Levy, US Rep
2700 S. Tamiami Trail, Suite 11C
Sarasota, FL 34239

Robert W. Russell
4758 Park Drive #108

Mukilteo, WA 98275

Joseph & Kimberly Greenspan
312 Steeple Point Circle
Delafield WI 5308

Thomas Link
2702 Johnston Place
Cincinnati, OH 45206

Nite Capital
100 East Cook Ave, Suite 201
Libertyville IL 60048

Richard & Christine VonderSitt
2279 Timothy Dr.
Glenview, IL 60026

Danid P. Hanlon
174 Durango St.
Las Vegas, NV 89120

S. Wistar Lewis
530 Green Island Rd.
Savannah, GA 31411

Gail B. Shanklin
112 Modena Island Drive
Savannah, GA 31411

Benjamin S. Eichholtz, as Custodian for David Eichholtz and Daniel
Eichholtz
112 Modena Island Drive
Savannah, GA 31411

Deborah A. Picon
2225 NE 17th Terr.
Ft. Lauderdale FL 33305

Alan S. Wirshborn
510 Lakeside Drive
Bradenton, FL 34210

Michaels Associates
5 Cold Hill Road South
Suite 20
Mendham, NJ 07945

Holders

C.P. Baker Securities, Inc.
99 High Street
7th Floor
Boston, MA 02110
Attn:  General Counsel
Telephone:  617-357-3711
Fax:  617-439-4450
Email:  mdonahue@cpbaker.com

                                                                       EXHIBIT D


      NEITHER THIS WARRANT NOR THE SHARES OBTAINABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER ALL APPLICABLE ACTS.

      THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THESE SECURITIES IS RESTRICTED BY THE TERMS OF THIS INSTRUMENT.

No. ______________                                       ____________, 2006

                       FARMSTEAD TELEPHONE GROUP, INC.

                     WARRANT TO PURCHASE SHARES OF STOCK
                     -----------------------------------
                              _________________

      THIS CERTIFIES THAT, for value received, __________, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), at any time prior to or upon February 16, 2011 (the "Expiration Date"), the Shares of the Company (as defined below) at the applicable exercise price set forth below (as adjusted from time to time pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth (the "Warrant").

      This Warrant is being executed and delivered in connection with that certain Series A Preferred Stock and Warrant Purchase Agreement ("Purchase Agreement") between the Company, the Holder and the other Purchasers named therein dated as of February 17, 2006, the terms and conditions of which are incorporated herein by reference. Unless otherwise noted herein, defined terms defined in the Purchase Agreement shall have the same meaning when used in this Warrant.

      This Warrant is subject to the following terms and conditions:

1. Shares. As used herein, the term "Shares" means ______ shares of the Company's Common Stock, $.001 par value per share (the "Common Stock").
The term "Exercise Price" shall mean $2.125 per share. It is understood and agreed that the number of Shares issuable hereunder and the applicable Exercise Price are subject to adjustment from time to time pursuant to
Section 4 hereof.

2.    Method of Exercise; Payment.

      2.1. Cash Exercise. The purchase rights with respect to the Shares represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (together with a duly executed notice of exercise (the "Notice of Exercise") in a form reasonably acceptable to the Company at the Company's then current address, and by payment to the Company of an amount equal to the applicable Exercise Price for the Shares multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by (i) wire transfer or check payable to the order of the Company, (ii) cancellation by the Holder of indebtedness or other obligations of the Company to the Holder or (iii) any combination of (i) and (ii). The person in whose name any certificate representing the Shares issuable upon any exercise of this Warrant shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which such surrender and payment are made. As used herein, the term "person" means any individual or any corporation, partnership, trust, limited liability company or other entity or organization of any kind.

      2.2. Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2.1 hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the Company then current address together with a duly executed Notice of Exercise in which the appropriate alternative is initialed by the Holder. In such event, the Company shall issue to the Holder the number of Shares computed using the following formula:

            X = Y (A-B)
                -------
                   A

      Where X  =  the number of Shares to be issued to the Holder.

            Y  =  the number of Shares subject to this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the time of such calculation).

            A  =  the Fair Market Value of one Share (at the date of such calculation).

            B  =  the Exercise Price (as adjusted to the date of such
                  calculation).

      2.3. Fair Market Value. For purposes of this Section 2, the Fair Market Value of one (1) Share shall equal:

            (a) the average of the closing sale prices of the Common Stock (or any other security for which this Warrant is then exercisable) quoted on the OTC Bulletin Board or the closing price quoted on any national securities exchange on which such securities are listed, whichever is applicable, immediately prior to the date of exercise; or

            (b) if the Common Stock (or any other security for which this Warrant is then exercisable) is not traded on the Nasdaq Stock Market or Over-The-Counter or on a national securities exchange, the Fair Market Value of a Share shall be agreed upon by the parties. If the parties cannot agree within five (5) business days after the Notice of Exercise, the Company's Board of Directors in good faith shall determine the Fair Market Value of a Share, which such determination shall be binding upon the parties hereto. For purposes of this Warrant, a business day shall be any day other than Saturday, Sunday or any day in which the banking and commercial lending institutions are generally closed to the public.

      2.4. Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates representing the number of Shares issued upon such exercise. In the event this Warrant is exercised in part, as promptly as practicable on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its sole expense shall execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

      2.5. Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature (except any applicable income tax upon sale) in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant shall, upon issuance and receipt of the applicable Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges of whatever nature. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its securities, to provide for the full exercise of the Shares represented by this Warrant, including any adjustment of such number of Shares pursuant to Section 4 hereof. The Company shall take all steps necessary to amend its Certificate of Incorporation ("Certificate") to provide sufficient reserves of shares of securities, issuable upon full exercise of this Warrant. The Company hereby agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the proper certificates for Shares upon the full or each partial exercise of this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefore shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

      4.1. Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization, (ii) a merger or consolidation of the Company with or into another person in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets to any other person in one transaction or a series of related transactions, then, as a part of such reorganization, merger, consolidation, sale or transfer, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. If the per Share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in accordance with Section 2 hereof. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant (including adjustment of the applicable Exercise Price and number of Shares purchasable pursuant to the terms and conditions of this Warrant) with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, merger, consolidation, sale or transfer upon exercise of this Warrant.

      4.2.  Adjustments for Split, Subdivision or Combination of Shares.
If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split or subdivide any class of securities as to which purchase rights under this Warrant exist, into a greater number of securities of the same class, the Exercise Price for such class of securities shall be proportionately decreased and the securities issuable under the Warrant shall be proportionately increased. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall combine any class of securities as to which purchase rights under this Warrant exist, into a lesser number of securities of the same class, the Exercise Price for such class of securities shall be proportionately increased and the securities issuable under the Warrant shall be proportionately decreased.

      4.3. Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 4.

      4.4. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, but excluding any equity compensation or incentive plan to the Company's employees, directors and officers), then the Company's Board of Directors shall make an appropriate and equitable adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Holder of this Warrant.

      4.5. Notice of Adjustments. Upon any adjustment of the applicable Exercise Price for the Shares and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price for the Shares as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

5.    Notices.

      5.1.  In the event that the Company shall propose at any time:

            (a) to declare any dividend or distribution upon its capital stock whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

            (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

            (c) to effect any reclassification or recapitalization of its capital stock outstanding involving a change in such securities; or

            (d) to merge or consolidate with or into any other corporation, or sell, transfer, lease, convey, or exclusively license all or substantially all its property or business, or to voluntarily liquidate, dissolve or wind up;

then, in connection with each such event, the Company shall send to the Holder at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of capital stock shall be entitled thereto) or for determining rights to vote, if any. Notwithstanding the above, the ten days notice requirement may be shortened or waived upon the written consent of the Holder.

      5.2. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

6. Registration Rights. The securities of the Company into which this Warrant or such part of this Warrant is convertible shall have certain registration rights as set forth in the Investors' Rights Agreement executed pursuant to the Purchase Agreement.

7. Call Right. If and when the closing sale price of the Common Stock, as quoted on the OTC Bulletin Board or on any national securities exchange on which the Common Stock is listed, whichever is applicable, is first greater than $5.10 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) for 20 consecutive trading days, the Company shall have the right to repurchase this Warrant at a price equal to $2.55 in cash for each share of Common Stock issuable upon exercise of this Warrant (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). In the event the Company elects to exercise this call right, the Company shall provide written notice thereof to the Holder within 10 days following such 20th consecutive trading day, which written notice shall indicate the closing date for the repurchase, such closing date to occur within 20 days following the date of such notice. Notwithstanding any exercise of this call right, the Holder shall continue to be entitled to exercise this Warrant in whole or in part until the closing of the repurchase.

8. Legend. Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Securities Act of 1933, as amended (the "Securities Act"), or any subsequent transfer of shares so registered) shall be stamped or imprinted with legends substantially in the following forms:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER ALL APPLICABLE ACTS OR UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE ISSUER IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER ALL APPLICABLE ACTS.

9. Removal of Legend. Upon request of a holder of a certificate with the legends required by Section 8 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such holder of the shares evidenced by such certificate shall not violate the Securities Act and any applicable state securities laws.

10. Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder. Any fraction of a share resulting from any calculation will be rounded to the nearest whole share.

11. Rights of Stockholders. Subject to Sections 4 and 5 hereof, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become issuable, as provided herein.

12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., Eastern Time, on the Expiration Date.

13.   Transferability

Subject to compliance with applicable federal and state securities laws, the Holder may transfer to (i) Holder's subsidiary, affiliate or parent entity; (ii) Holder's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, any trust established solely for Holder's benefit or the benefit of Holder's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is the Holder or Holder's spouse or children or grandchildren (in each case, natural or adopted), or the spouses of such children or grandchildren, or any trust for the benefit of such persons; (iii) the heirs, executors, administrators, personal representatives or distributees upon the death of Holder to whom Holder's rights and obligations under the Warrant are transferred by will or the laws of descent and distribution on account of death, or upon the incompetency or disability of such Holder for purposes of the protection and management of Holder's assets or (iv) any of the other Holders party to the Purchase Agreement.

14.   Miscellaneous.

      14.1. This Warrant shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely within the Commonwealth of Massachusetts, without regard to the conflicts of law principles thereof.

      14.2. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      14.3. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

      14.4. This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

      14.5. The Company shall not, by amendment of its Certificate or bylaws, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

      14.6. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

      14.7. This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.


                -Remainder of Page Intentionally Left Blank-

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       ________________________________
                                       By:
                                       Its: